March 10, 2024

Confidential Treatment Requested on 1 page, confidential information filed separately with the SEC

Houlihan Lokey

Project Beacon

Presentation to the Special Committee of the Board of Directors of Doma Holdings Inc.

Houlihan Lokey

01 EXECUTIVE SUMMARY

Summary of Selected Transaction Terms

- **Parties to the Transaction:**
  - [TARGET] HOLDINGS, INC., a Delaware corporation (the "Company" or "Doma")
  - RE CLOSING BUYER CORP., a Delaware corporation ("Parent")
  - [RE CLOSING MERGER SUB INC.], a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub")

- **Form of Transaction:**
  - Merger Sub will merge with and into the Company
  - the Company will survive the merger as a wholly owned subsidiary of Parent

- **Transaction Consideration:**
  - $[6.10] per share of Company Common Stock (the "Merger Consideration")

- **Certain Conditions**
  - Affirmative vote of holders of (a) at least a majority of the voting power of the outstanding shares of Company Common Stock and (b) at least a majority of the voting power of the outstanding shares of Company Common Stock held by the Disinterested Stockholders.

- **Go-Shop**
  - 40-day go-shop period

- **Company Termination Fee**
  - [To equal 2% of the equity value of the Company] if terminated prior to the expiration of the go-shop period
  - [To equal 3.5% of the equity value of the Company] if terminated after the expiration of the go-shop period

Note: This summary is intended only as an overview of selected terms and is not intended to cover all terms or details of the Transaction.
Source: Draft Agreement and Plan of Merger dated [3/8/2024] (the "Agreement").

Merger Consideration Overview

(dollars in actuals)

Implied Premiums

Trading Period As of 3/8/24	Selected Metric [1]	Implied Premium of Merger Consideration over Selected Metric
Merger Consideration [2]	$6.10	--
1-Day Closing Price	$5.51	10.7%
5-Day VWAP	$5.18	17.9%
10-Day VWAP	$5.00	22.1%
20-Day VWAP	$4.65	31.1%
1-Month VWAP	$4.64	31.4%
3-Month VWAP	$4.49	35.9%
6-Month VWAP	$4.75	28.5%
9-Month VWAP	$5.89	3.6%
1-Year VWAP	$6.48	(5.9%)
52-Week High - 3/8/23 Closing	$12.08	(49.5%)
52-Week Low - 2/23/24 Closing	$3.91	56.0%

Daily Price/Volume Graph – Last One Month



Volume (thousands)
Price
Closing Price ($)
Volume (thousands)
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
100
90
80
70
60
50
40
30
20
10
0
2/9/24
2/11/24
2/13/24
2/15/24
2/17/24
2/19/24
2/21/24
2/23/24
2/25/24
2/27/24
2/29/24
3/2/24
3/4/24
3/6/24
3/8/24

Historical Trading Activity – Last One Month VWAP [1]

VWAP Volume: 0.3 million
VWAP[1]: $4.64
Intraday Low: $3.90
Intraday High: $5.74



58.0%
2.4%
31.9%
7.7%
0.0%
$4.00-$4.50
$4.50-$5.00
$5.00-$5.50
$5.50-$6.00
$6.00+

1. Closing prices per Capital IQ. VWAP based on cumulative trading activity over designated number of trading days (based on intraday trading) per Bloomberg as of 3/8/24.
2. Per the Agreement.
VWAP refers to Volume Weighted Average Price.
Sources: Company management, public filings, Capital IQ, and Bloomberg.

02 FINANCIAL ANALYSES

Houlihan Lokey

Financial Analyses Summary
(Consolidated)

(dollars in actuals)



Implied Equity Value Per Share Reference Range
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
Merger Consideration[1]: $6.10
$4.90
$3.38
$5.50
$3.74
Selected Companies Analysis Sum-of-the-Parts FY 2025E
Discounted Cash Flow Analysis Sum-of-the-Parts

Note: No particular weight was attributed to any analysis.
1. Per the Agreement.
2. Reflects closing price per share of common stock as of 3/8/24. Provided solely for informational purpose.
E refers to Estimated.
FY refers to Fiscal Year.
Source: Refer to following page for additional details and sources.

Financial Analyses Summary (cont.) (Consolidated)

(dollars and shares in millions, except per share values)

	Selected Companies Analysis Sum-of-the-Parts FY 2025E			Discounted Cash Flow Analysis Sum-of-the-Parts		
Implied Equity Value Reference Range - Underwriter	$293.0	--	$317.2	$301.6	--	$327.6
Implied Equity Value Reference Range - Enterprise	$104.3	--	$130.3	$101.1	--	$129.1
Present Value of Company Corporate Expenses	($215.0)	--	($242.6)	($215.0)	--	($242.6)
Implied Equity Value Reference Range - Consolidated	**$182.3**	**--**	**$205.0**	**$187.8**	**--**	**$214.2**
Cash and Cash Equivalents as of 12/31/2023 [1] [2]	$15.7	--	$15.7	$15.7	--	$15.7
Present Value of Net Operating Losses [3]	$4.5	--	$4.9	$4.5	--	$4.9
Book Value of Earnouts [1] [4]	$12.5	--	$12.5	$12.5	--	$12.5
Total Debt as of 12/31/2023 [1] [5]	($163.7)	--	($163.7)	($163.7)	--	($163.7)
Implied Total Equity Value Reference Range	**$51.2**	**--**	**$74.4**	**$56.8**	**--**	**$83.6**
Diluted Shares Outstanding [1] [6]	15.2	--	15.2	15.2	--	15.2
Implied Equity Value Per Share Reference Range	**$3.38**	--	**$4.90**	**$3.74**	--	**$5.50**

1. Per Company management.
2. Based on Consolidated Company cash and cash equivalents of $65.9 million as of 12/31/2023 minus Underwriter cash and cash equivalents of $50.3 million as of 12/31/2023. Excludes restricted cash of $5.2 million as of 12/31/2023.
3. Reflects net present value of tax savings from federal NOLs. Net present value of tax savings from utilization of the Company's federal NOL balance of $391.6 million based on the projections provided by Company management and a discount rate range of 16.5% to 17.5%. Per Company management, $529.2 million state NOLs are not projected to have material value; as such, the low and high end of the ranges ascribe zero value to the state NOLs.
4. Based on $12.5 million of local sales deferred earnout receivable as of 12/31/2023, per Draft Form 10-K.
5. Reflects total debt amount, gross of issuance costs and original issue discount, as of 12/31/2023 per Company management.
6. Reflects 13.9 million common shares outstanding as of 3/5/2024, plus the impact of (i) 0.4 million options outstanding as of 3/5/2024, to the extent in-the-money (based on the treasury method), and (ii) 1.3 million restricted stock units as of 3/5/24.
E refers to Estimated.
FY refers to Fiscal Year.
Source: Company management.

02

FINANCIAL ANALYSES

Underwriting Segment

Financial Analyses Summary
(Underwriter)

(dollars in millions)

	Selected Companies Analysis			Discounted Cash Flow Analysis [1]		
	FY 2025E Adjusted Net Income			Terminal Multiple		
				11.0x	--	12.0x
				Discount Rate		
Corresponding Base Amount		$24.3		16.0%	--	17.0%
Selected Multiples Range	10.0x	--	11.0x			
Implied Equity Value Reference Range	**$242.7**	**--**	**$267.0**	**$251.3**	**--**	**$277.3**
Excess Cash [2]	$50.3	--	$50.3	$50.3	--	$50.3
Implied Equity Value Reference Range - Underwriter	**$293.0**	**--**	**$317.3**	**$301.6**	**--**	**$327.6**

1. Based on a dividend discount analysis of the present value of the estimated Underwriter dividends.
2. Per Company management. Based on Underwriter cash and cash equivalents of $50.3 million as of 12/31. Excludes restricted cash of $5.2 million as of 12/31/2023.
E refers to Estimated.
FY refers to Fiscal Year.
Source: Company management.

Selected Historical and Projected Financials
(Underwriter)

(dollars in millions)

	Fiscal Year Ended December 31,			Fiscal Year Ending December 31,			CAGR
	2021	2022	2023	2024E	2025E	2026E	2023 to 2026E
Net Written Premiums	$476.3	$385.1	$284.9	$325.0	$414.2	$476.8	
Fee Income	3.5	2.7	2.0	2.3	6.2	15.3	
Investment Income	2.9	2.5	4.8	4.6	4.7	5.5	
Total Revenue	**$482.7**	**$390.3**	**$291.7**	**$331.9**	**$425.1**	**$497.6**	**19.5%**
Growth %	*--*	*-19.2%*	*-25.3%*	*13.8%*	*28.1%*	*17.1%*	
Premiums Retained by Third Parties	(400.4)	(318.9)	(235.3)	(264.7)	(336.9)	(387.8)	
Retained Premiums and Fees	**$82.3**	**$71.4**	**$56.4**	**$67.2**	**$88.1**	**$109.8**	**24.9%**
Growth %	*--*	*-13.3%*	*-20.9%*	*19.1%*	*31.2%*	*24.6%*	
Direct Labor	(8.4)	(10.4)	(11.1)	(10.3)	(11.7)	(13.7)	
Total Provision For Claims	(19.1)	(13.6)	(14.6)	(15.5)	(16.7)	(20.1)	
Title Exam & Closing	(1.2)	(1.4)	(2.7)	(2.5)	(3.0)	(3.2)	
Premium Taxes	(9.4)	(7.8)	(6.5)	(7.1)	(9.0)	(10.4)	
Office Supplies - File Related	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	
Other Direct Expenses	(0.6)	(0.5)	(0.4)	(0.4)	(2.0)	(5.7)	
Total Direct Fulfillment Expenses	(38.7)	(33.8)	(35.4)	(36.0)	(42.5)	(53.2)	
Adjusted Gross Profit	**$43.6**	**$37.6**	**$21.0**	**$31.2**	**$45.6**	**$56.6**	**39.2%**
Margin % of Total Revenue	*9.0%*	*9.6%*	*7.2%*	*9.4%*	*10.7%*	*11.4%*	
Margin % of Retained Premiums and Fees	*52.9%*	*52.7%*	*37.2%*	*46.5%*	*51.7%*	*51.6%*	
Customer Acquisition Costs	(5.9)	(7.1)	(5.4)	(6.6)	(7.2)	(7.6)	
Indirect Labor	(5.5)	(6.7)	(6.7)	(4.5)	(4.9)	(5.0)	
Hardware & Software - Infrastructure	(0.8)	(0.5)	(0.2)	(0.2)	(0.2)	(0.2)	
Other Expenses	(0.9)	(1.3)	(1.7)	(2.0)	(2.0)	(2.0)	
Outside Professional Services	(0.3)	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	
Total Occupancy	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	
Other Operating Expenses	(13.8)	(16.0)	(14.7)	(14.0)	(14.9)	(15.4)	
Adjusted EBITDA	**$29.7**	**$21.6**	**$6.3**	**$17.2**	**$30.7**	**$41.2**	**87.3%**
Margin % of Total Revenue	*6.2%*	*5.5%*	*2.2%*	*5.2%*	*7.2%*	*8.3%*	
Margin % of Retained Premiums and Fees	*36.1%*	*30.3%*	*11.1%*	*25.6%*	*34.9%*	*37.6%*	
Growth %	*--*	*-27.3%*	*-71.0%*	*174.6%*	*78.4%*	*34.2%*	
Income Tax Expense	(6.3)	(3.9)	(2.4)	(3.6)	(6.5)	(8.7)	
Interest Expenses	(0.0)	(0.0)	(0.0)	0.0	0.0	0.0	
Unrealized Gains/(Losses) on Investments	(0.1)	(0.9)	0.5	0.0	0.0	0.0	
Realized Gains/(Losses)	1.0	(0.1)	(0.0)	0.0	0.0	0.0	
Adjusted Net Income	**$22.6**	**$18.7**	**$3.5**	**$13.6**	**$24.3**	**$32.6**	**111.0%**
Margin % of Total Revenue	*4.7%*	*4.8%*	*1.2%*	*4.1%*	*5.7%*	*6.5%*	
Margin % of Retained Premiums and Fees	*27.4%*	*26.3%*	*6.1%*	*20.3%*	*27.5%*	*29.7%*	
Growth %	*--*	*-17.0%*	*-81.5%*	*292.4%*	*78.4%*	*34.2%*	

Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
CAGR refers to Compound Annual Growth Rate.
E refers to Estimated.
Source: Company management, public filings.

Selected Companies Analysis
(Underwriter)

(dollars in millions, except per share values)

Selected Company	Share Price [1]	Equity Market Value [1] [2]	Equity Market Value [1] [2] to Adjusted Net Income	
			FY 2024E	FY 2025E
Fidelity National Financial, Inc.	$50.38	$13,900.2	10.0x	8.6x
First American Financial Corporation	$55.79	$5,807.7	12.5x	10.1x
Investors Title Company	$157.25	$304.0	*NA*	*NA*
Old Republic International Corporation	$28.95	$8,404.5	11.2x	10.8x
Stewart Information Services Corporation	$61.27	$1,755.8	20.1x	12.4x
Low			10.0x	8.6x
High			20.1x	12.4x
Median			11.9x	10.4x
Mean			13.5x	10.5x

Note: No company used in this analysis for comparative purposes is identical to the Underwriter segment.
1. Based on closing prices as of 3/8/24.
2. Based on diluted shares.
E refers to Estimated.
FY refers to Fiscal Year.
NA refers to not available.
Sources: Capital IQ and public filings.

Discounted Cash Flow Analysis
(Underwriter)

(dollars in millions)

	Projected Fiscal Year Ending December 31,			
	2024E [1]	2025E	2026E	2027E
Dividends	$5.2	$13.6	$24.3	$32.6

	Implied Perpetual Growth Rate [2]		
Discount Rate	11.0x	11.5x	12.0x
16.00%	5.3%	5.7%	6.1%
16.25%	5.5%	5.9%	6.3%
16.50%	5.7%	6.1%	6.5%
16.75%	5.9%	6.4%	6.8%
17.00%	6.1%	6.6%	7.0%

	Present Value of Dividends (2024 - 2027)		PV of Terminal Value as a Multiple of 2026 Adjusted Net Income [3]				Implied Equity Value		
Discount Rate			11.0x	11.5x	12.0x		11.0x	11.5x	12.0x
16.00%	$55.4		$203.5	$212.7	$222.0		$258.8	$268.1	$277.3
16.25%	$55.1		$201.8	$211.0	$220.2		$256.9	$266.1	$275.3
16.50%	$54.9	+	$200.2	$209.3	$218.4	=	$255.1	$264.2	$273.3
16.75%	$54.6		$198.5	$207.6	$216.6		$253.2	$262.2	$271.2
17.00%	$54.4		$196.9	$205.9	$214.8		$251.3	$260.3	$269.2

	PV of Terminal Value as a % of Equity Value		
Discount Rate	11.0x	11.5x	12.0x
16.00%	78.6%	79.3%	80.0%
16.25%	78.5%	79.3%	80.0%
16.50%	78.5%	79.2%	79.9%
16.75%	78.4%	79.2%	79.9%
17.00%	78.4%	79.1%	79.8%

Note: Present values as of 3/8/24. Refer to Cost of Equity calculation for derivation of discount rate.
1. 2024E dividend does not include a $29.8 million special dividend.
2. Implied from corresponding discount rate and 2026E Adjusted Net Income multiple.
3. 2026E Adjusted Net Income is expected to be $32.6 million, per Company management.
E refers to Estimated.
PV refers to Present Value.
Source: Company management.

02

FINANCIAL ANALYSES

Enterprise Segment

Financial Analyses Summary
(Enterprise)

(dollars in millions)

	Selected Companies Analysis			Discounted Cash Flow Analysis		
	FY 2025E			Terminal Multiple		
	Total Revenue			2.50x	--	3.00x
				Discount Rate		
Corresponding Base Amount	$52.1			16.50%	--	17.50%
Selected Multiples Range	2.00x	--	2.50x			
Implied Enterprise Value Reference Range	**$104.3**	**--**	**$130.3**	**$101.1**	**--**	**$129.1**
Cash and Cash Equivalents as of 12/31/2023 [1]	$0.0	--	$0.0	$0.0	--	$0.0
Total Debt as of 12/31/2023 [1]	$0.0	--	$0.0	$0.0	--	$0.0
Implied Equity Value Reference Range - Enterprise	**$104.3**	**--**	**$130.3**	**$101.1**	**--**	**$129.1**

1. Per Company management.
E refers to Estimated.
FY refers to Fiscal Year.
Source: Company management.

Selected Historical and Projected Financials
(Enterprise)

*Confidential treatment requested

(dollars in millions)

	Fiscal Year Ended December 31,			Fiscal Year Ending December 31,			CAGR
	2021	2022	2023	2024E	2025E	2026E	2023 to 2026E
Traditional Enterprise [1]	$32.1	$20.8	$2.4	$2.7	$3.2	$3.2	
[redacted]	0.0	0.0	0.0	4.3	23.2	37.3	
[redacted]	0.0	0.0	0.0	2.7	14.2	22.5	
[redacted]	0.0	0.0	0.0	0.9	11.6	14.0	
Total Revenue	**$32.1**	**$20.8**	**$2.4**	**$10.7**	**$52.1**	**$77.0**	**NMF**
Growth %	--	*-35.1%*	*-88.6%*	*348.8%*	*387.1%*	*47.6%*	
Direct Labor	(27.7)	(26.7)	(1.9)	(3.3)	(11.3)	(15.1)	
Direct Non-Labor	(7.0)	(6.6)	(1.3)	(3.7)	(14.0)	(20.3)	
Total Provision for Claims	0.0	(1.2)	(0.1)	(0.2)	(0.9)	(1.5)	
Total Direct Fulfillment Expenses	(34.7)	(34.5)	(3.3)	(7.2)	(26.2)	(36.8)	
Adjusted Gross Profit	**($2.6)**	**($13.7)**	**($0.9)**	**$3.5**	**$25.9**	**$40.1**	**NMF**
Margin %	*-8.2%*	*-65.6%*	*-37.6%*	*32.9%*	*49.8%*	*52.1%*	
Customer Acquisition Costs	(7.0)	(5.4)	(0.8)	(1.0)	(2.3)	(3.2)	
Indirect Labor	(9.0)	(6.0)	(1.6)	(1.5)	(1.5)	(1.6)	
Indirect Non-Labor	(3.1)	(2.8)	(2.2)	(0.2)	(0.3)	(0.3)	
Other Operating	(0.8)	(0.8)	(0.3)	(0.2)	(0.2)	(0.2)	
Total Indirect & Other Expenses	(19.9)	(14.9)	(4.9)	(2.9)	(4.3)	(5.3)	
Adjusted EBITDA	**($22.5)**	**($28.6)**	**($5.8)**	**$0.6**	**$21.6**	**$34.8**	**NMF**
Margin %	*-70.2%*	*-137.2%*	*-241.5%*	*5.6%*	*41.5%*	*45.2%*	
Growth %	--	*NMF*	*NMF*	*NMF*	*NMF*	*61.0%*	

Additional Financial Information

	2024E	2025E	2026E
Capital Expenditures	$4.1	$4.7	$5.3
Change in Net Working Capital	$0.0	$0.0	$0.0
Stock-Based Compensation	$20.8	$21.1	$21.0

1. Includes investment income.
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
CAGR refers to Compound Annual Growth Rate.
E refers to Estimated.
NMF refers to not meaningful figure.
Source: Company management.

Selected Companies Analysis
(Enterprise)

(dollars in millions, except per share values)

Digital Insurance Carriers	Share Price [2]	Equity Market Value [2] [3]	Enterprise Value [2] [3]	Enterprise Value [1] to Revenue FY 2024E [4]	FY 2025E [4]
Hippo Holdings Inc.	$17.91	$483.6	$348.3	1.00x	0.78x
Lemonade, Inc.	$17.77	$1,311.3	$1,015.9	1.97x	1.53x
Root, Inc.	$45.77	$756.4	$487.8	0.53x	0.43x
Low				0.53x	0.43x
High				1.97x	1.53x
Median				1.00x	0.78x
Mean				1.17x	0.91x
Property Software, Data & Services					
Agilysys, Inc.	$76.53	$2,199.1	$2,082.9	7.81x	6.38x
Altus Group Limited	$37.65	$1,760.9	$1,958.0	3.10x	2.77x
AppFolio, Inc.	$227.73	$8,451.4	$8,239.7	10.78x	8.99x
Blend Labs, Inc.	$3.10	$848.4	$867.2	4.86x	3.76x
MeridianLink, Inc.	$18.37	$1,568.1	$1,895.0	5.96x	5.45x
Open Lending Corporation	$7.25	$885.5	$789.3	6.21x	5.32x
Porch Group, Inc.	$3.66	$387.4	$529.1	1.15x	1.11x
Radian Group Inc.	$29.51	$4,526.8	$6,045.1	4.74x	4.53x
Real Matters Inc.	$4.66	$343.8	$298.7	1.58x	1.17x
Redfin Corporation	$7.07	$955.8	$1,644.7	1.58x	1.39x
SmartRent, Inc.	$2.71	$578.3	$363.1	1.33x	1.07x
Voxtur Analytics Corp.	$0.08	$54.0	$99.7	2.17x	*NA*
Zillow Group, Inc.	$56.15	$14,174.4	$13,064.4	6.00x	5.27x
Low				1.15x	1.07x
High				10.78x	8.99x
Median				4.74x	4.14x
Mean				4.41x	3.93x
Aggregate					
Low				0.53x	0.43x
High				10.78x	8.99x
Median				2.64x	2.77x
Mean				3.80x	3.33x

Note: No company used in this analysis for comparative purposes is identical to the Enterprise segment.
1. Enterprise Value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalents.
2. Based on closing prices as of 3/8/24.
3. Based on diluted shares.
4. Multiples based on forward looking financial information have been calendarized to the Company's fiscal year end of December 31st.
A refers to Actual.
E refers to Estimated.
FY refers to Fiscal Year.
NA refers to not available.
Sources: Capital IQ and public filings.

Discounted Cash Flow Analysis
(Enterprise)

(dollars in millions)

	Projected Calendar Year Ending December 31,		
	2024E	2025E	2026E
Total Revenue	$10.7	$52.1	$77.0
Growth %	*348.8%*	*387.1%*	*47.6%*
Total Direct Fulfillment Expenses	(7.2)	(26.2)	(36.8)
Adjusted Gross Profit	**$3.5**	**$25.9**	**$40.1**
Total Indirect & Other Expenses	(2.9)	(4.3)	(5.3)
Adjusted EBITDA	**$0.6**	**$21.6**	**$34.8**
Margin %	*5.6%*	*41.5%*	*45.2%*
Depreciation & Amortization	(8.7)	(8.7)	(8.7)
Stock-Based Compensation	(20.8)	(21.1)	(21.0)
Adjusted EBIT	**($28.9)**	**($8.2)**	**$5.0**
Taxes [1]	0.0	0.0	(1.1)
Unlevered Earnings	**($28.9)**	**($8.2)**	**$4.0**
Depreciation & Amortization	8.7	8.7	8.7
Capital Expenditures	(4.1)	(4.7)	(5.3)
Change in Net Working Capital	0.0	0.0	0.0
Unlevered Free Cash Flows	**($24.2)**	**($4.2)**	**$7.4**

	Implied Perpetual Growth Rate [2]		
Discount Rate	2.50x	2.75x	3.00x
16.50%	12.3%	12.7%	13.0%
16.75%	12.5%	12.9%	13.2%
17.00%	12.8%	13.2%	13.5%
17.25%	13.0%	13.4%	13.7%
17.50%	13.3%	13.6%	13.9%

Discount Rate	Present Value of Cash Flows (2024 - 2026)	+	PV of Terminal Value as a Multiple of 2026 Total Revenue			=	Implied Enterprise Value		
			2.50x	2.75x	3.00x		2.50x	2.75x	3.00x
16.50%	($21.0)		$125.1	$137.6	$150.2		$104.1	$116.6	$129.1
16.75%	($21.0)		$124.4	$136.8	$149.2		$103.4	$115.8	$128.2
17.00%	($21.0)	+	$123.6	$136.0	$148.4	=	$102.6	$115.0	$127.3
17.25%	($21.0)		$122.9	$135.2	$147.5		$101.9	$114.2	$126.5
17.50%	($21.0)		$122.2	$134.4	$146.6		$101.1	$113.4	$125.6

	PV of Terminal Value as a % of Enterprise Value		
Discount Rate	2.50x	2.75x	3.00x
16.50%	120.2%	118.0%	116.3%
16.75%	120.3%	118.2%	116.4%
17.00%	120.5%	118.3%	116.5%
17.25%	120.6%	118.4%	116.6%
17.50%	120.8%	118.5%	116.7%

Note: Present values as of 3/8/24; mid-year convention applied. Refer to WACC calculation for derivation of discount rate.
1. Tax at 21.0%, per Company management.
2. Implied from corresponding discount rate and 2026E Total Revenue multiple.
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
Adjusted EBIT refers to Earnings Before Interest and Taxes, adjusted for certain non-recurring items.
E refers to Estimated.
PV refers to Present Value.
Source: Company management.

02

FINANCIAL ANALYSES

Corporate Costs and NOLs

Houlihan Lokey

Corporate Support Analysis

(dollars in millions)

	Projected Fiscal Year Ending December 31, 2024E	2025E	2026E	Terminal Value Assumptions
Investment Income	**$0.7**	**$0.4**	**$0.4**	**$0.4**
Direct Expenses	(0.3)	(0.3)	(0.3)	(0.3)
Total Payroll	(12.0)	(14.9)	(17.3)	(17.3)
Hardware & Software - Infrastructure	(5.1)	(4.7)	(4.4)	(4.4)
Insurance, Subscriptions and Other Expenses	(5.3)	(4.8)	(4.6)	(4.6)
Outside Professional Services	(4.0)	(3.6)	(3.6)	(3.6)
Total Occupancy	(1.2)	(1.2)	(1.2)	(1.2)
Travel and Entertainment	(0.1)	(0.1)	(0.1)	(0.1)
Incremental Tech Expenses	(0.1)	(2.7)	(6.1)	(6.1)
Total Direct Fulfillment Expenses	(28.1)	(32.2)	(37.7)	(37.7)
Adjusted EBITDA	**($27.3)**	**($31.8)**	**($37.3)**	**($37.3)**
Depreciation & Amortization	(2.2)	(2.2)	(2.2)	(0.3)
Adjusted EBIT	**($29.5)**	**($34.0)**	**($39.4)**	**($37.6)**
Taxes [1]	0.0	0.0	8.3	7.9
Unlevered Earnings	**($29.5)**	**($34.0)**	**($31.2)**	**($29.7)**
Depreciation & Amortization	2.2	2.2	2.2	0.3
Capital Expenditures	(0.3)	(0.3)	(0.3)	(0.3)
Change in Net Working Capital	0.0	0.0	0.0	0.0
Unlevered Free Cash Flows	**($27.6)**	**($32.1)**	**($29.3)**	**($29.7)**

Discount Rate	Present Value of Cash Flows (2024 - 2026)		PV of Terminal Value Based on Perpetual Growth Rate for 2026 Adjusted Net Income 1.00%	1.50%	2.00%		Implied Enterprise Value 1.00%	1.50%	2.00%
15.00%	($74.0)		($155.0)	($161.5)	($168.6)		($229.0)	($235.5)	($242.6)
15.25%	($73.8)		($151.5)	($157.8)	($164.5)		($225.3)	($231.6)	($238.4)
15.50%	($73.6)	+	($148.1)	($154.2)	($160.7)	=	($221.8)	($227.8)	($234.3)
15.75%	($73.4)		($144.9)	($150.7)	($157.0)		($218.3)	($224.1)	($230.4)
16.00%	($73.2)		($141.8)	($147.4)	($153.4)		($215.0)	($220.6)	($226.6)

Discount Rate	PV of Terminal Value as a % of Enterprise Value 1.00%	1.50%	2.00%
15.00%	67.7%	68.6%	69.5%
15.25%	67.2%	68.1%	69.0%
15.50%	66.8%	67.7%	68.6%
15.75%	66.4%	67.2%	68.1%
16.00%	65.9%	66.8%	67.7%

Note: Present values as of 3/8/24; mid-year convention applied. Refer to WACC calculation for derivation of discount rate.
1. Tax at 21.0%, per Company management.
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
Adjusted EBIT refers to Earnings Before Interest, Taxes and Stock-Based Compensation, adjusted for certain non-recurring items.
E refers to Estimated.
PV refers to Present Value.
Source: Company management.

Net Operating Loss Analysis

(dollars in millions)

			Projected Fiscal Year Ending December 31,					
			2024E	2025E	2026E	2027E	2069E	2070E
	Adjusted EBITDA		**($9.5)**	**$20.5**	**$38.7**			
	Depreciation & Amortization		(10.9)	(10.9)	(10.9)			
	Adjusted EBIT		**($20.4)**	**$9.6**	**$27.9**			
	Stock-Based Compensation		(20.8)	(21.1)	(21.0)			
	Interest Income		0.0	0.0	0.0			
	EBIT		**($41.2)**	**($11.4)**	**$6.8**	**$7.0**	**$24.3**	**$25.0**
	Growth %		--	*NMF*	*NMF*	*3.0%*	*3.0%*	*3.0%*
	Tax-Deductible Interest Expense	$91.7 [1]	0.0	0.0	(2.0)	(2.1)		
	Total Pretax Income / (Loss) [2]		**($41.2)**	**($11.4)**	**$4.8**	**$4.9**	**$24.3**	**$25.0**
	Growth %		--	*NMF*	*NMF*	*3.0%*	*3.0%*	*3.0%*
	Tax Liability Before Tax Asset Usage	21.0%	**$0.0**	**$0.0**	**$1.0**	**$1.0**	**$5.1**	**$5.3**
	NOL Carryforward (Pre-January 1, 2018)							
	Pretax Income / (Loss) Subject to NOL Usage - Pre-January 1, 2018		($41.2)	($11.4)	$4.8	$4.9	$24.3	$25.0
	Pretax Income / (Loss) Subject to NOL Usage	100.0%	$0.0	$0.0	$4.8	$4.9	$24.3	$25.0
	Beginning NOL		*$0.2*	$0.2	$0.2	$0.0	$0.0	$0.0
	Expirations		0.0	0.0	0.0	0.0	0.0	0.0
	Existing NOL Usage		0.0	0.0	(0.2)	0.0	0.0	0.0
	Ending NOL		$0.2	$0.2	$0.0	$0.0	$0.0	$0.0
A	**Tax Relief from NOL Carryforward (Pre-January 1, 2018) Usage**		**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**	**$0.0**
	NOL Carryforward (Post-December 31, 2017)							
	Pretax Income / (Loss) Subject to NOL Usage - After Pre-January 1, 2018		($41.2)	($11.4)	$4.6	$4.9	$24.3	$25.0
	Pretax Income / (Loss) Subject to NOL Usage	80.0%	$0.0	$0.0	$3.7	$3.9	$19.4	$20.0
	Beginning NOL		*$391.6*	$432.8	$444.2	$440.5	$51.8	$32.4
	New NOLs Generated		*$41.2*	*$11.4*	*$0.0*	*$0.0*	*$0.0*	*$0.0*
	Expirations		0.0	0.0	0.0	0.0	0.0	0.0
	Existing NOL Usage		0.0	0.0	(3.7)	(3.9)	(19.4)	(20.0)
	Ending NOL		$432.8	$444.2	$440.5	$436.6	$32.4	$12.4
B	**Tax Relief from NOL Carryforward (Post-December 31, 2017) Usage**		**$0.0**	**$0.0**	**$0.8**	**$0.8**	**$4.1**	**$4.2**
C	**Total Tax Relief from NOL Carryforward Usage**		**$0.0**	**$0.0**	**$0.8**	**$0.8**	**$4.1**	**$4.2**

	Discount Rate [3]		
	17.5%	17.0%	16.5%
Implied Present Value Reference Range of Tax Savings	**$4.5**	**$4.7**	**$4.9**

1. $91.7 million is based on accrued disallowed interest from historical periods and through 2025E.
2. Pretax income for 2024-2026 provided by Company management. Projected pretax income for tax purposes has been assumed to equal pretax income for book purposes. Pretax income beyond 2026 assumed to grow at 3.0%.
3. Refer to Cost of Equity for derivation of discount rate.
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
Adjusted EBIT refers to Earnings Before Interest, Taxes and Stock-Based Compensation, adjusted for certain non-recurring items.
E refers to Estimated.
NOL refers to Net Operating Loss.
Source: Company management.

03 SELECTED PUBLIC MARKET OBSERVATIONS

Houlihan Lokey

Trading Market Snapshot

Public Market Trading Overview

(shares outstanding and dollars in millions, except per share values and where otherwise noted)

Public Market Enterprise Value Derivation	
Closing Stock Price March 8, 2024	$5.51
Common Shares Outstanding [1]	13.4
Dilutive Shares [1] [2]	2.1
Fully Diluted Shares	15.5
Market Value of Equity	**$85.5**
Debt [1]	155.5
Total Cash [1]	(75.1)
Public Market Enterprise Value	**165.9**

Wall Street Analyst Price Targets [4]

Broker	Date of Report	Stock Price Target	Recommendation
Citi	2/29/24	$5.00	Neutral
JMP Securities	1/16/24	$25.00	Market Outperform

Selected Market Information as of March 8, 2024	
1-Month Average [3]	$4.41
3-Month Average [3]	$4.47
6-Month Average [3]	$4.72
52-Week High as of 3/14/2023 [3]	$12.00
52-Week Low as of 9/22/2023 [3]	$3.86
90-Day Average Daily Trading Volume (in millions) [3]	0.0
% of Total Shares Outstanding	0.1%
90-Day Average Daily Trading Value (in millions) [3]	$0.1
% of Market Value of Equity	0.1%
Total Public Float [5] [6]	11.3
% of Total Shares Outstanding	84.2%

Implied Multiples	LTM (9/30/23) [5] [7]	FY 2023E [7]	FY 2024E [7]	FY 2025E [7]
Enterprise Value / Total Revenue	0.47x	0.51x	0.49x	0.43x
Enterprise Value / Adjusted EBITDA	NMF	NMF	5.8x	2.1x

Note: Stock prices, shares outstanding, and volume give retroactive effect to the 1-for-25 reverse stock split effectuated on June 29, 2023.
1. *Per the Company's Form 10-Q for the period ended 9/30/23.*
2. *Reflects dilutive impact of (i) ~0.4 options to purchase common stock as of 9/30/23 (based on treasury method) and (ii) ~2.1 units of restricted common stock as of 9/30/23.*
3. *Per Capital IQ.*
4. *Per Bloomberg.*
5. *Per public filings.*
6. *Represents common shares outstanding excluding those held by Company insiders. Does not reflect share acquisitions or disposals not publicly disclosed as of 3/8/24.*
7. *Reflects consensus analyst estimates per Bloomberg.*

Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
E refers to Estimated.
FY refers to Fiscal Year.
LTM refers to the most recently completed 12-month period for which financial information has been made public.
Sources: Bloomberg, Capital IQ and public filings.

Timeline and Stock Trading History

Since Closing of de-SPAC Transaction (07/28/2021) [1]



Closing Stock Price ($)
Daily Volume (millions)
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Completed de-SPAC on 7/28/21; began trading on NYSE on 7/29/21
Current Stock Price[2]: $5.51
Company's Texas Local Retail Title Operations acquired by Capital Title of Texas, LLC and Near North Title Group
Company undergoes 1:25 stock split
Company added to several indices, including Russell 2000 Index
Company dropped from several indices, including Russell 2000 Index
Company's Retail Operations in Florida acquired by Near North National Title LLC
Reported FY 2021 Earnings
Reported FY 2022 Earnings
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Daily Trading Volume
Stock Price

1. The Company completed the de-SPAC transaction on 07/28/2021 and began trading on the NYSE under ticker "DOMA" on 07/29/2021.
2. Represents closing stock price on 3/8/24.
FY refers to Fiscal Year.
Sources: Capital IQ and public filings.

Timeline and Stock Trading History
Last Twelve Months



Closing Stock Price ($)
Daily Volume (millions)
Current Stock Price[1]: $5.51
Reported FY 2022 Earnings
Company dropped from several indices, including Russell 2000 Index
Company undergoes 1:25 stock split
Company's Texas Local Retail Title Operations acquired by Capital Title of Texas, LLC and Near North Title Group
Reported Q2 FY 2023 Earnings, in addition to Company's Retail Operations in Florida acquired by Near North National Title LLC
Company dropped from S&P Global BMI Index
Reported Q1 FY 2023 Earnings
Reported Q3 FY 2023 Earnings
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24
Daily Trading Volume
Stock Price

1. Represents closing stock price on 3/8/24.
FY refers to Fiscal Year.
Q refers to Quarter.
Sources: Capital IQ and public filings.

Historical Trading Activity

1-Day VWAP	5-Day VWAP	10-Day VWAP	20-Day VWAP	1-Month VWAP	3-Month VWAP	6-Month VWAP	9-Month VWAP	12-Month VWAP
$5.59	$5.18	$5.00	$4.65	$4.64	$4.49	$4.75	$5.89	$6.48

Last Twelve Months

VWAP Volume: 9.5 million
VWAP[1]: $6.48
Intraday Low: $3.86
Intraday High: $12.32



9.6%
15.4%
6.4%
13.5%
15.5%
6.5%
6.0%
27.1%
$4.00-$4.50
$4.50-$5.00
$5.00-$5.50
$5.50-$6.00
$6.00-$6.50
$6.50-$7.00
$7.00-$7.50
$7.50+

Last Six Months

VWAP Volume: 2.0 million
VWAP[1]: $4.75
Intraday Low: $3.86
Intraday High: $6.45



44.8%
25.1%
14.2%
11.8%
4.1%
0.0%
0.0%
0.0%
$4.00-$4.50
$4.50-$5.00
$5.00-$5.50
$5.50-$6.00
$6.00-$6.50
$6.50-$7.00
$7.00-$7.50
$7.50+

Last Three Months

VWAP Volume: 1.1 million
VWAP[1]: $4.49
Intraday Low: $3.90
Intraday High: $5.74



61.9%
21.8%
14.1%
2.1%
0.0%
0.0%
0.0%
0.0%
$4.00-$4.50
$4.50-$5.00
$5.00-$5.50
$5.50-$6.00
$6.00-$6.50
$6.50-$7.00
$7.00-$7.50
$7.50+

Last One Month

VWAP Volume: 0.3 million
VWAP[1]: $4.64
Intraday Low: $3.90
Intraday High: $5.74



58.0%
2.4%
31.9%
7.7%
0.0%
0.0%
0.0%
0.0%
$4.00-$4.50
$4.50-$5.00
$5.00-$5.50
$5.50-$6.00
$6.00-$6.50
$6.50-$7.00
$7.00-$7.50
$7.50+

1. Based on VWAP over specified period (last twelve months, last six months, last three months, or last one month). Reference to "Month" is based on Calendar months. VWAP in dollars.
VWAP refers to Volume Weighted Average Price.
Source: Bloomberg as of 3/8/24.

Selected Float and Trading Data

Average Daily Volume[1] / Shares Outstanding



0.0%
0.6%
0.6%
1.2%
0.7%
NYSE: DOMA
Mean
Median
Mean
Median

Average Daily Volume[1] / Public Float



0.0%
0.6%
0.7%
1.7%
0.9%
NYSE: DOMA
Mean
Median
Mean
Median

Public Float / Shares Outstanding



84.2%
88.2%
89.5%
75.0%
78.6%
NYSE: DOMA
Mean
Median
Mean
Median

Average Daily Traded Value[1]



$0.0
$36.4
$44.0
$16.9
$4.3
NYSE: DOMA
Mean
Median
Mean
Median

Doma Holdings Inc. | Selected Companies – Underwriter [2] | Selected Companies – Enterprise [3]

1. Based on 90-day average trading volume and value as of 3/8/24.
2. Underwriter refers to Fidelity National Financial, Inc., First American Financial Corporation, Investors Title Company, Old Republic International Corporation and Stewart Information Services Corporation.
3. Enterprise refers to Agilysys, Inc., Altus Group Limited, AppFolio, Inc., Blend Labs, Inc., Hippo Holdings Inc., Lemonade, Inc., MeridianLink, Inc., Open Lending Corporation, Porch Group, Inc., Radian Group Inc., Real Matters Inc., Redfin Corporation, Root, Inc., SmartRent, Inc., Voxtur Analytics Corp. and Zillow Group, Inc.
Source: Capital IQ as of 3/8/24.

Relative Total Shareholder Return Information

Since Closing of de-SPAC Transaction (07/28/2021) [1]

	Since de-SPAC [1]	Two-Year Return	One-Year Return	Year-to-Date Return
Doma Holdings Inc.	-97.2%	-91.3%	-61.9%	18.0%
S&P 500 Index (Total Return)	22.2%	26.9%	31.5%	9.0%
Selected Companies - Underwriter [2]	18.2%	8.4%	24.3%	-1.6%
Selected Companies - Enterprise [3]	-46.2%	-3.4%	8.4%	3.5%



50%
25%
0%
-25%
-50%
-75%
-100%
-125%
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Doma Holdings Inc.
S&P 500 Index (Total Return)
Selected Companies - Underwriter [2]
Selected Companies - Enterprise [3]

1. The Company completed the de-SPAC transaction on 07/28/2021 and began trading on the NYSE under ticker "DOMA" on 07/29/2021.
2. Underwriter refers to Fidelity National Financial, Inc., First American Financial Corporation, Investors Title Company, Old Republic International Corporation and Stewart Information Services Corporation.
3. Enterprise refers to Agilysys, Inc., Altus Group Limited, AppFolio, Inc., Blend Labs, Inc., Hippo Holdings Inc., Lemonade, Inc., MeridianLink, Inc., Open Lending Corporation, Porch Group, Inc., Radian Group Inc., Real Matters Inc., Redfin Corporation, Root, Inc., SmartRent, Inc., Voxtur Analytics Corp. and Zillow Group, Inc.
Source: Capital IQ as of 3/8/24.

Market Capitalization/NTM Adjusted Net Income Information

Since Closing of de-SPAC Transaction (07/28/2021) [1]

	Average Since de-SPAC [1]	Two-Year Average	One-Year Average	Year-to-Date Average
Selected Companies - Underwriter [2]	10.2x	10.4x	12.0x	13.8x



16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Selected Companies - Underwriter [2]

1. The Company completed the de-SPAC transaction on 07/28/2021 and began trading on the NYSE under ticker "DOMA" on 07/29/2021.
2. Underwriter refers to Fidelity National Financial, Inc., First American Financial Corporation, Old Republic International Corporation and Stewart Information Services Corporation. Investors Title Company has been excluded due to lack of data.
NTM refers to Next Twelve Months.
Source: Capital IQ as of 3/8/24.

Enterprise Value/NTM Revenue Information

Since Closing of de-SPAC Transaction (07/28/2021) [1]

	Average Since de-SPAC [1]	Two-Year Average	One-Year Average	Year-to-Date Average
Selected Companies - Enterprise [2]	4.2x	3.5x	3.6x	3.9x


10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Selected Companies - Enterprise [2]

1. The Company completed the de-SPAC transaction on 07/28/2021 and began trading on the NYSE under ticker "DOMA" on 07/29/2021.
2. Enterprise refers to Agilysys, Inc., Altus Group Limited, AppFolio, Inc., Blend Labs, Inc., Hippo Holdings Inc., Lemonade, Inc., MeridianLink, Inc., Open Lending Corporation, Porch Group, Inc., Radian Group Inc., Real Matters Inc., Redfin Corporation, Root, Inc., SmartRent, Inc., Voxtur Analytics Corp. and Zillow Group, Inc.
NTM refers to Next Twelve Months.
Source: Capital IQ as of 3/8/24.

Public Ownership Summary

(shares in millions)

Holder	Common Stock Shares	Common Stock % Outstanding
Len X, LLC	3.3	24.5%
StepStone Group LP	0.6	4.4%
The Vanguard Group, Inc.	0.5	3.8%
Eminence Capital, LP	0.5	3.6%
FMR LLC	0.3	2.5%
One Fin Capital Management LP	0.3	2.1%
Fifth Wall Ventures Management, LLC	0.3	1.9%
Whetstone Capital Advisors, LLC	0.2	1.4%
BlackRock, Inc.	0.1	0.7%
Geode Capital Management, LLC	0.1	0.5%
Current / Former Directors and Executive Officers	2.1	15.8%
Other	5.2	38.7%
Total	**13.4**	**100.0%**

Len X, LLC (affiliated with Lennar Corporation) has held 3,289,708 shares in the Company since the de-SPAC transaction.

Note: Ownership represents data as of 3/8/24, the last trading day prior to the announcement of the Transaction.
[dashed box] designates holdings excluded from public float computations.
Sources: Bloomberg, Capital IQ and Refinitiv.

04 APPENDICES

04

APPENDICES

Weighted Average Cost of Capital

Houlihan Lokey

Weighted Average Cost of Capital Calculation
(Underwriter)

Selected Company	Total Debt to Total Cap [1] [2]	Dd to Total Cap [1] [3]	Dnd to Total Cap [1] [4]	Total Debt to Equity Market Value [2] [5]	Dd to Equity Market Value [3] [5]	Dnd to Equity Market Value [4] [5]	Pfd. Stock to Total Cap [1] [6]	Equity Market Value to Total Cap [1] [5]	Pfd. Stock to Equity Market Value [5] [6]
Fidelity National Financial, Inc.	21.9%	21.9%	0.0%	28.0%	28.0%	0.0%	0.0%	78.1%	0.0%
First American Financial Corporation	25.1%	25.1%	0.0%	33.5%	33.5%	0.0%	0.0%	74.9%	0.0%
Investors Title Company	0.2%	0.2%	0.0%	0.2%	0.2%	0.0%	0.0%	99.8%	0.0%
Old Republic International Corporation	15.9%	15.9%	0.0%	18.9%	18.9%	0.0%	0.0%	84.1%	0.0%
Stewart Information Services Corporation	20.2%	20.2%	0.0%	25.4%	25.4%	0.0%	0.0%	79.8%	0.0%
Median	20.2%	20.2%	0.0%	25.4%	25.4%	0.0%	0.0%	79.8%	0.0%
Mean	16.7%	16.7%	0.0%	21.2%	21.2%	0.0%	0.0%	83.3%	0.0%

Selected Company	Levered Beta [7]	Unlevered Beta [8]	Equity Risk Premium [9]	Size Premium [10]	Cost of Equity [11]	Cost of Debt [12]	Cost of Pfd. Stock [13]	WACC
Fidelity National Financial, Inc.	1.36	1.12	5.75%	0.61%	12.8%	4.9%	NA	10.8%
First American Financial Corporation	1.36	1.08	5.75%	0.64%	12.8%	3.4%	NA	10.3%
Investors Title Company	1.21	1.21	5.75%	1.99%	13.3%	3.7%	NA	13.3%
Old Republic International Corporation	1.09	0.94	5.75%	0.61%	11.2%	4.1%	NA	10.0%
Stewart Information Services Corporation	1.14	0.97	5.75%	1.39%	12.3%	3.6%	NA	10.4%
Median	1.21	1.08			12.8%	3.7%	NA	10.4%
Mean	1.23	1.06			12.5%	3.9%	NA	11.0%

Note: No company shown for comparative purposes is identical to the Company.
1. Total Cap refers to total capitalization, which equals Equity Market Value + Total Debt + Pfd. Stock.
2. Total Debt refers to total debt amount based on most recent public filings as of 3/8/24.
3. Dd refers to Implied Tax-Deductible Debt, which equals the lesser of (a) 30% of Adjusted Taxable Income/Cost of Debt, or (b) Total Debt. LTM Adjusted EBITDA, based on most recent public filings as of 3/8/24, is assumed to be a valid proxy for Adjusted Taxable Income for the selected companies.
4. Dnd refers to Implied Non-Tax-Deductible Debt, which equals Total Debt minus Dd.
5. Equity Market Value based on closing price on 3/8/24 and on diluted shares as of 3/8/24.
6. Pfd. Stock refers to preferred stock, which is the amount as stated in most recent public filings as of 3/8/24.
7. Based on actual levered beta per Bloomberg 5-year weekly as of 3/8/24.
*8. Unlevered Beta = Levered Beta/(1 + ((1 – tax rate) * Dd to Equity Market Value) + (Dnd to Equity Market Value) + (Pfd. Stock to Equity Market Value)).*
9. Based on review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply-side and demand-side models and other materials.
10. Kroll Cost of Capital Navigator ("Navigator").
*11. Cost of Equity = Risk-Free Rate of Return + (Levered Beta * Equity Risk Premium) + Size Premium. Risk-Free Rate of Return as of 3/8/24, based on 20-year U.S. Treasury Bond Yield.*
12. Based on selected company weighted average interest rate per most recent public filings as of 3/8/24.
13. Based on selected company weighted average preferred dividend per most recent public filings 3/8/24.
NA refers to not available.
Sources: Bloomberg and Capital IQ.

Weighted Average Cost of Capital Calculation (cont.)
(Underwriter)

(dollars in millions)

Market Assumptions	
Risk-Free Rate of Return [1]	4.36%
Equity Risk Premium [2]	5.75%
Size Premium [3]	4.70%
Tax Rate [4]	21.00%

Capital Structure Assumptions	
Underwriter Adjusted Taxable Income [5]	$17.2
Underwriter Total Debt [6]	$0.0
Underwriter Dd [7]	$0.0
Underwriter Dnd [8]	$0.0
Total Debt to Total Capitalization [9]	20.2%
Dd to Total Capitalization [10]	0.0%
Dnd to Total Capitalization [10]	20.2%
Total Debt to Equity Market Value	25.4%
Dd to Equity Market Value [10]	0.0%
Dnd to Equity Market Value [10]	25.4%
Preferred Stock to Total Capitalization [9]	0.0%
Equity Market Value to Total Capitalization [9]	79.8%
Preferred Stock to Equity Market Value	0.0%
Cost of Debt [9]	3.7%
Cost of Preferred Stock [9]	NA

Cost of Equity for Computed WACC	
Selected Unlevered Beta [11]	1.08
Computed Levered Beta [12]	1.36
Cost of Equity [13]	16.9%

Cost of Equity Based on Selected Companies' Levered Beta	
Selected Companies Levered Beta [14]	1.21
Cost of Equity [13]	16.1%

Computed Cost of Equity		16.9%	
Computed Cost of Equity - Selected Companies' Levered Beta		16.1%	
Selected Cost of Equity Range	**16.0%**	--	**17.0%**

[For Illustrative Purposes Only]

Computed Weighted Average Cost of Capital		14.2%	
Illustrative Weighted Average Cost of Capital Range	**13.5%**	--	**14.5%**

1. Risk-Free Rate of Return as of 3/8/24, based on 20-year U.S. Treasury Bond Yield.
2. Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials.
3. Navigator.
4. Forward tax rate, per Company management.
5. Underwriter 2024E Adjusted EBITDA is assumed to be a valid proxy for Underwriter Adjusted Taxable Income.
6. Underwriter Total Debt refers to total debt amount of Underwriter as of 3/8/24.
7. Underwriter Dd refers to Implied Tax-Deductible Debt of Underwriter, which equals the lesser of (a) 30% of Underwriter Adjusted Taxable Income/Cost of Debt, or (b) Underwriter Total Debt. Based on Capital Structure Assumptions.
8. Underwriter Dnd refers to Implied Non-Tax-Deductible Debt of Underwriter, which equals Underwriter Total Debt minus Underwriter Dd.
9. Based on review of corresponding metrics of selected companies listed on previous page.
10. Based on the Company's Dd and Dnd and the Capital Structure Assumptions regarding Total Debt to Total Capitalization and Equity Market Value to Total Capitalization.
11. Based on review of selected companies' unlevered betas listed on Weighted Average Cost of Capital Calculation page.
*12. Computed Levered Beta = Selected Unlevered Beta * (1 + ((1 – Tax Rate) * Dd to Equity Market Value) + (Dnd to Equity Market Value) + (Preferred Stock to Equity Market Value)). Based on Market and Capital Structure Assumptions.*
*13. Cost of Equity = Risk-Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions.*
14. Based on review of selected companies' levered betas.
Sources: Bloomberg and Capital IQ.

Weighted Average Cost of Capital Calculation
(Enterprise)

Digital Insurance Carriers	Total Debt to Total Cap [1] [2]	Dd to Total Cap [1] [3]	Dnd to Total Cap [1] [4]	Total Debt to Equity Market Value [2] [5]	Dd to Equity Market Value [3] [5]	Dnd to Equity Market Value [4] [5]	Pfd. Stock to Total Cap [1] [6]	Equity Market Value to Total Cap [1] [5]	Pfd. Stock to Equity Market Value [5] [6]
Hippo Holdings Inc.	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%
Lemonade, Inc.	1.1%	0.0%	1.1%	1.1%	0.0%	1.1%	0.0%	98.9%	0.0%
Root, Inc.	25.6%	0.0%	25.6%	39.5%	0.0%	39.5%	9.6%	64.8%	14.8%
Median	1.1%	0.0%	1.1%	1.1%	0.0%	1.1%	0.0%	98.9%	0.0%
Mean	8.9%	0.0%	8.9%	13.6%	0.0%	13.6%	3.2%	87.9%	4.9%
Property Software, Data & Services									
Agilysys, Inc.	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%
Altus Group Limited	11.5%	11.5%	0.0%	13.0%	13.0%	0.0%	0.0%	88.5%	0.0%
AppFolio, Inc.	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%
Blend Labs, Inc.	20.5%	0.0%	20.5%	25.8%	0.0%	25.8%	0.0%	79.5%	0.0%
MeridianLink, Inc.	21.3%	12.9%	8.4%	27.1%	16.4%	10.7%	0.0%	78.7%	0.0%
Open Lending Corporation	14.0%	12.6%	1.4%	16.3%	14.7%	1.6%	0.0%	86.0%	0.0%
Porch Group, Inc.	52.9%	0.0%	52.9%	112.5%	0.0%	112.5%	0.0%	47.1%	0.0%
Radian Group Inc.	25.4%	25.4%	0.0%	34.0%	34.0%	0.0%	0.0%	74.6%	0.0%
Real Matters Inc.	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%
Redfin Corporation	45.8%	0.0%	45.8%	88.0%	0.0%	88.0%	2.2%	52.0%	4.2%
SmartRent, Inc.	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.0%
Voxtur Analytics Corp.	44.0%	0.0%	44.0%	82.6%	0.0%	82.6%	2.8%	53.2%	5.3%
Zillow Group, Inc.	10.7%	0.0%	10.7%	12.0%	0.0%	12.0%	0.0%	89.3%	0.0%
Median	14.0%	0.0%	1.4%	16.3%	0.0%	1.6%	0.0%	86.0%	0.0%
Mean	18.9%	4.8%	14.1%	31.6%	6.0%	25.6%	0.4%	80.7%	0.7%
Aggregate									
Median	12.7%	0.0%	1.2%	14.6%	0.0%	1.4%	0.0%	87.3%	0.0%
Mean	17.0%	3.9%	13.2%	28.2%	4.9%	23.4%	0.9%	82.0%	1.5%

Note: No company shown for comparative purposes is identical to the Company.
1. Total Cap refers to total capitalization, which equals Equity Market Value + Total Debt + Pfd. Stock.
2. Total Debt refers to total debt amount based on most recent public filings as of 3/8/24.
3. Dd refers to Implied Tax-Deductible Debt, which equals the lesser of (a) 30% of Adjusted Taxable Income/Cost of Debt, or (b) Total Debt.
LTM Adjusted EBITDA, based on most recent public filings as of 3/8/24, is assumed to be a valid proxy for Adjusted Taxable Income for the selected companies.
4. Dnd refers to Implied Non-Tax-Deductible Debt, which equals Total Debt minus Dd.
5. Equity Market Value based on closing price on 3/8/24 and on diluted shares as of 3/8/24.
6. Pfd. Stock refers to preferred stock, which is the amount as stated in most recent public filings as of 3/8/24.
Sources: Bloomberg and Capital IQ.

Weighted Average Cost of Capital Calculation (cont.)
(Enterprise)

Digital Insurance Carriers	Levered Beta [1]	Unlevered Beta [2]	Equity Risk Premium [3]	Size Premium [4]	Cost of Equity [5]	Cost of Debt [6]	Cost of Preferred Stock [7]	WACC
Hippo Holdings Inc.	1.56	1.56	5.75%	1.99%	15.3%	NA	NA	15.3%
Lemonade, Inc.	2.84	2.81	5.75%	1.39%	22.1%	16.0%	NA	22.0%
Root, Inc.	2.11 *	1.37 *	5.75%	1.14%	17.6% *	14.4%	5.0%	15.6% *
Median	2.20	2.19			18.7%	15.2%	5.0%	18.7%
Mean	2.20	2.19			18.7%	15.2%	5.0%	18.7%
Property Software, Data & Services								
Agilysys, Inc.	0.48 *	0.48 *	5.75%	1.21%	8.3% *	NA	NA	8.3% *
Altus Group Limited	0.93	0.87	5.75%	1.39%	11.1%	6.1%	NA	10.4%
AppFolio, Inc.	1.16	1.16	5.75%	0.61%	11.6%	NA	NA	11.6%
Blend Labs, Inc.	1.24 *	0.98 *	5.75%	1.14%	12.6% *	12.8%	NA	12.7% *
MeridianLink, Inc.	0.97	0.79	5.75%	1.39%	11.3%	9.0%	NA	11.3%
Open Lending Corporation	1.49	1.33	5.75%	1.14%	14.1%	7.0%	NA	12.9%
Porch Group, Inc.	1.86 *	0.88 *	5.75%	1.99%	17.1% *	9.4%	NA	13.0% *
Radian Group Inc.	0.71	0.56	5.75%	0.95%	9.4%	5.3%	NA	8.1%
Real Matters Inc.	1.28	1.28	5.75%	1.99%	13.7%	NA	NA	13.7%
Redfin Corporation	3.23	1.68	5.75%	1.14%	24.1%	7.3%	5.5%	16.0%
SmartRent, Inc.	1.63	1.63	5.75%	1.14%	14.9%	NA	NA	14.9%
Voxtur Analytics Corp.	0.14 *	0.07 *	5.75%	4.70%	9.9% *	11.2%	12.0%	10.5% *
Zillow Group, Inc.	1.81	1.62	5.75%	0.61%	15.4%	7.1%	NA	14.5%
Median	1.28	1.28			13.7%	7.3%	8.8%	12.9%
Mean	1.47	1.21			14.0%	8.4%	8.8%	12.6%
Aggregate								
Median	1.49	1.33			14.1%	9.0%	5.5%	13.7%
Mean	1.60	1.39			14.8%	9.6%	7.5%	13.7%

Note: No company shown for comparative purposes is identical to the Company.
1. Based on actual levered beta per Bloomberg 5-year weekly as of 3/8/24.
*2. Unlevered Beta = Levered Beta/(1 + ((1 – tax rate) * Dd to Equity Market Value) + (Dnd to Equity Market Value) + (Pfd. Stock to Equity Market Value)).*
3. Based on review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply-side and demand-side models and other materials.
4. Kroll Cost of Capital Navigator ("Navigator").
*5. Cost of Equity = Risk-Free Rate of Return + (Levered Beta * Equity Risk Premium) + Size Premium. Risk-Free Rate of Return as of 3/8/24, based on 20-year U.S. Treasury Bond Yield.*
6. Based on selected company weighted average interest rate per most recent public filings as of 3/8/24.
7. Based on selected company weighted average preferred dividend per most recent public filings 3/8/24.
**Excluded from low, high, median and mean data.*
NA refers to not available.
Sources: Bloomberg and Capital IQ.

Weighted Average Cost of Capital Calculation (cont.)
(Enterprise)

(dollars in millions)

Market Assumptions	
Risk-Free Rate of Return [1]	4.36%
Equity Risk Premium [2]	5.75%
Size Premium [3]	4.70%
Tax Rate [4]	21.00%

Capital Structure Assumptions	
Enterprise Adjusted Taxable Income [5]	$0.6
Enterprise Total Debt [6]	$0.0
Enterprise Dd [7]	$0.0
Enterprise Dnd [8]	$0.0
Total Debt to Total Capitalization [9]	12.7%
Dd to Total Capitalization [10]	0.0%
Dnd to Total Capitalization [10]	12.7%
Total Debt to Equity Market Value	14.6%
Dd to Equity Market Value [10]	0.0%
Dnd to Equity Market Value [10]	14.6%
Preferred Stock to Total Capitalization [9]	0.0%
Equity Market Value to Total Capitalization [9]	87.3%
Preferred Stock to Equity Market Value	0.0%
Cost of Debt [9]	9.0%
Cost of Preferred Stock [9]	5.5%

Cost of Equity for Computed WACC	
Selected Unlevered Beta [11]	1.33
Computed Levered Beta [12]	1.52
Cost of Equity [13]	17.8%

Computed Weighted Average Cost of Capital		16.7%	
Selected Weighted Average Cost of Capital Range	**16.5%**	--	**17.5%**

1. Risk-Free Rate of Return as of 3/8/24, based on 20-year U.S. Treasury Bond Yield.
2. Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials.
3. Navigator.
4. Forward tax rate, per Company management.
5. Enterprise 2024E Adjusted EBITDA is assumed to be a valid proxy for Enterprise Adjusted Taxable Income.
6. Enterprise Total Debt refers to total debt amount of Enterprise as of 3/8/24.
7. Enterprise Dd refers to Implied Tax-Deductible Debt of Enterprise, which equals the lesser of (a) 30% of Enterprise Adjusted Taxable Income/Cost of Debt, or (b) Enterprise Total Debt. Based on Capital Structure Assumptions.
8. Enterprise Dnd refers to Implied Non-Tax-Deductible Debt of Enterprise, which equals Enterprise Total Debt minus Enterprise Dd.
9. Based on review of corresponding metrics of selected companies listed on previous page.
10. Based on the Company's Dd and Dnd and the Capital Structure Assumptions regarding Total Debt to Total Capitalization and Equity Market Value to Total Capitalization.
11. Based on review of selected companies' unlevered betas listed on Weighted Average Cost of Capital Calculation page.
*12. Computed Levered Beta = Selected Unlevered Beta * (1 + ((1 – Tax Rate) * Dd to Equity Market Value) + (Dnd to Equity Market Value) + (Preferred Stock to Equity Market Value)). Based on Market and Capital Structure Assumptions.*
*13. Cost of Equity = Risk-Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions.*
Sources: Bloomberg and Capital IQ.

Illustrative Weighted Average Cost of Capital Calculation
(Consolidated)

(dollars in millions)

	Value	Percent
Implied Value Midpoint - Underwriter [1]	$309.9	72.7%
Implied Value Midpoint - Enterprise [2]	$116.2	27.3%
Total	**$426.1**	**100.0%**

Corporate Costs Discount Rate Range

	Weighting	Low		High
Weighted Average Cost of Capital Range - Underwriter	72.7%	13.5%	--	14.5%
Selected Weighted Average Cost of Capital Range - Enterprise	27.3%	16.5%	--	17.5%
Weighted Average Cost of Capital Range - Consolidated		**14.3%**	**--**	**15.3%**
Selected Weighted Average Cost of Capital Range - Consolidated		**15.0%**	**--**	**16.0%**

NOLs Discount Rate Range

	Weighting	Low		High
Cost of Equity Range - Underwriter	72.7%	16.0%	--	17.0%
Cost of Equity Range - Enterprise	27.3%	17.5%	--	18.5%
Cost of Equity Range - Consolidated		**16.4%**	**--**	**17.4%**
Selected Cost of Equity Range - Consolidated		**16.5%**	**--**	**17.5%**

1. Reflects the average implied value reference range of the Underwriter business under the Selected Companies Analysis and Discounted Cash Flow Analysis, before allocating corporate expenses.
2. Reflects the average implied value reference range of the Enterprise business under the Selected Companies Analysis and Discounted Cash Flow Analysis, before allocating corporate expenses.
NOL refers to Net Operating Loss.
Sources: Bloomberg and Capital IQ.

04 APPENDICES

Benchmarking Data

Houlihan Lokey

Selected Benchmarking Data
(Underwriter)

Size (MRQ Total Assets, millions)	
Fidelity National Financial, Inc.	$80,614.0
Old Republic International Corporation	$26,501.4
First American Financial Corporation	$16,802.8
Stewart Information Services Corporation	$2,702.9
Investors Title Company	$330.6
Underwriter	**$259.4**

Size (MRQ Book Value of Equity (Excl. AOCI), millions)	
Fidelity National Financial, Inc.	$9,027.0
Old Republic International Corporation	$6,543.1
First American Financial Corporation	$5,503.9
Stewart Information Services Corporation	$2,738.1
Investors Title Company	$250.9
Underwriter [1]	**$57.8**

Size (FY 2022 Market Share)	
Fidelity National Financial, Inc.	32.1%
First American Financial Corporation	26.8%
Old Republic International Corporation	14.7%
Stewart Information Services Corporation	12.7%
Underwriter	**1.4%**
Investors Title Company	1.2%

Historical Growth (FY 2021 to FY 2022 GAAP Revenue)	
Stewart Information Services Corporation	-7.2%
Old Republic International Corporation	-13.5%
Investors Title Company	-14.0%
First American Financial Corporation	-17.5%
Underwriter	**-19.2%**
Fidelity National Financial, Inc.	-26.1%

Historical Growth (FY 2022 to FY 2023 GAAP Revenue)	
Fidelity National Financial, Inc.	1.7%
Old Republic International Corporation	-10.2%
Investors Title Company	-20.7%
First American Financial Corporation	-21.1%
Underwriter	**-25.3%**
Stewart Information Services Corporation	-26.5%

Projected Growth (FY 2023 to FY 2024E GAAP Revenue)	
Underwriter	**13.8%**
Stewart Information Services Corporation	9.3%
Old Republic International Corporation	7.6%
Fidelity National Financial, Inc.	6.3%
First American Financial Corporation	5.4%
Investors Title Company	NA

Projected Growth (FY 2023 to FY 2025E GAAP Revenue)	
Underwriter	**20.7%**
Stewart Information Services Corporation	11.2%
Fidelity National Financial, Inc.	7.9%
First American Financial Corporation	7.4%
Old Republic International Corporation	6.1%
Investors Title Company	NA

Projected Growth (FY 2024E to FY 2025E GAAP Revenue)	
Underwriter	**28.1%**
Stewart Information Services Corporation	13.1%
Fidelity National Financial, Inc.	9.5%
First American Financial Corporation	9.4%
Old Republic International Corporation	4.6%
Investors Title Company	NA

Historical Growth (FY 2021 to FY 2022 Adjusted Net Income)	
Old Republic International Corporation	-9.7%
Underwriter	**-17.0%**
Investors Title Company	-32.6%
Stewart Information Services Corporation	-33.5%
Fidelity National Financial, Inc.	-39.4%
First American Financial Corporation	-45.1%

Historical Growth (FY 2022 to FY 2023 Adjusted Net Income)	
Old Republic International Corporation	-11.3%
Fidelity National Financial, Inc.	-35.4%
First American Financial Corporation	-41.7%
Investors Title Company	-48.1%
Stewart Information Services Corporation	-67.6%
Underwriter	**-81.5%**

Projected Growth (FY 2023 to FY 2024E Adjusted Net Income)	
Underwriter	**292.4%**
Fidelity National Financial, Inc.	44.5%
Stewart Information Services Corporation	31.2%
First American Financial Corporation	16.4%
Old Republic International Corporation	0.0%
Investors Title Company	NA

Projected Growth (FY 2023 to FY 2025E Adjusted Net Income)	
Underwriter	**164.6%**
Stewart Information Services Corporation	45.9%
Fidelity National Financial, Inc.	29.3%
First American Financial Corporation	20.4%
Old Republic International Corporation	1.8%
Investors Title Company	NA

Projected Growth (FY 2024E to FY 2025E Adjusted Net Income)	
Underwriter	**78.4%**
Stewart Information Services Corporation	62.2%
First American Financial Corporation	24.6%
Fidelity National Financial, Inc.	15.7%
Old Republic International Corporation	3.7%
Investors Title Company	NA

Profitability (LTM Adjusted Net Income to LTM GAAP Revenue)	
Old Republic International Corporation	10.3%
Fidelity National Financial, Inc.	8.2%
Investors Title Company	8.1%
First American Financial Corporation	6.6%
Stewart Information Services Corporation	3.0%
Underwriter	**1.2%**

Profitability (2024E Adjusted Net Income to 2024E GAAP Revenue)	
Fidelity National Financial, Inc.	11.1%
Old Republic International Corporation	9.6%
First American Financial Corporation	7.3%
Underwriter	**4.1%**
Stewart Information Services Corporation	3.5%
Investors Title Company	NA

Profitability (2025E Adjusted Net Income to 2025E GAAP Revenue)	
Fidelity National Financial, Inc.	11.8%
Old Republic International Corporation	9.5%
First American Financial Corporation	8.3%
Underwriter	**5.7%**
Stewart Information Services Corporation	5.1%
Investors Title Company	NA

Note: No company shown for comparative purposes is identical to the Underwriter segment.
1. As of 12/31/2023, per Company management.
AOCI refers to Accumulated Other Comprehensive Income.
E refers to Estimated.
FY refers to Fiscal Year.
LTM refers to Latest 12 Months.
MRQ refers to Most Recent Quarter.
NA refers to not available.
Sources: Bloomberg, Capital IQ, Company management and public filings.

Selected Benchmarking Data
(Enterprise)

Size (LTM Revenue, millions)	
Digital Insurance Carriers	
Root, Inc.	$455.0
Lemonade, Inc.	$429.8
Hippo Holdings Inc.	$209.7
Enterprise	**$2.4**
Property Software, Data & Services	
Zillow Group, Inc.	$1,945.0
Radian Group Inc.	$1,240.6
Redfin Corporation	$976.7
AppFolio, Inc.	$620.4
Altus Group Limited	$573.6
Porch Group, Inc.	$430.3
MeridianLink, Inc.	$303.6
SmartRent, Inc.	$236.8
Agilysys, Inc.	$228.1
Blend Labs, Inc.	$163.5
Real Matters Inc.	$161.2
Open Lending Corporation	$117.5
Voxtur Analytics Corp.	$111.3
Enterprise	**$2.4**

Size [1] (Enterprise Value as of 3/8/24, millions)	
Digital Insurance Carriers	
Lemonade, Inc.	$1,015.9
Root, Inc.	$487.8
Hippo Holdings Inc.	$348.3
Property Software, Data & Services	
Zillow Group, Inc.	$13,064.4
AppFolio, Inc.	$8,239.7
Radian Group Inc.	$6,045.1
Altus Group Limited	$1,958.0
MeridianLink, Inc.	$1,895.0
Redfin Corporation	$1,644.7
Blend Labs, Inc.	$867.2
Open Lending Corporation	$789.3
Porch Group, Inc.	$529.1
SmartRent, Inc.	$363.1
Real Matters Inc.	$298.7
Voxtur Analytics Corp.	$99.7

Historical Growth (FY 2021 to FY 2022 Revenue)	
Digital Insurance Carriers	
Hippo Holdings Inc.	31.3%
Lemonade, Inc.	31.2%
Root, Inc.	-10.0%
Enterprise	**-35.1%**
Property Software, Data & Services	
Voxtur Analytics Corp.	57.2%
SmartRent, Inc.	51.7%
Porch Group, Inc.	32.9%
AppFolio, Inc.	31.3%
Agilysys, Inc.	21.1%
Altus Group Limited	17.6%
MeridianLink, Inc.	7.6%
Redfin Corporation	3.9%
Zillow Group, Inc.	-8.2%
Radian Group Inc.	-10.5%
Open Lending Corporation	-16.7%
Enterprise	**-35.1%**
Real Matters Inc.	-36.1%
Blend Labs, Inc.	-38.2%

Historical Growth (FY 2022 to FY 2023 Revenue)	
Digital Insurance Carriers	
Hippo Holdings Inc.	75.2%
Root, Inc.	46.4%
Lemonade, Inc.	40.4%
Enterprise	**-88.6%**
Property Software, Data & Services	
Porch Group, Inc.	55.9%
SmartRent, Inc.	41.1%
AppFolio, Inc.	31.5%
Agilysys, Inc.	20.2%
MeridianLink, Inc.	5.4%
Altus Group Limited	5.1%
Radian Group Inc.	4.2%
Zillow Group, Inc.	-0.7%
Redfin Corporation	-11.2%
Blend Labs, Inc.	-32.9%
Open Lending Corporation	-34.6%
Real Matters Inc.	-43.5%
Voxtur Analytics Corp.	-44.8%
Enterprise	**-88.6%**

Projected Growth (FY 2023 to FY 2024E Revenue)	
Digital Insurance Carriers	
Enterprise	**348.8%**
Root, Inc.	100.9%
Hippo Holdings Inc.	66.4%
Lemonade, Inc.	20.0%
Property Software, Data & Services	
Enterprise	**348.8%**
AppFolio, Inc.	23.2%
Agilysys, Inc.	17.3%
SmartRent, Inc.	15.3%
Blend Labs, Inc.	13.1%
Real Matters Inc.	13.0%
Zillow Group, Inc.	11.9%
Altus Group Limited	10.0%
Open Lending Corporation	8.2%
Redfin Corporation	6.8%
Porch Group, Inc.	6.7%
MeridianLink, Inc.	4.8%
Radian Group Inc.	2.8%
Voxtur Analytics Corp.	-25.7%

Projected Growth (FY 2024E to FY 2025E Revenue)	
Digital Insurance Carriers	
Enterprise	**387.1%**
Lemonade, Inc.	28.5%
Hippo Holdings Inc.	27.6%
Root, Inc.	25.0%
Property Software, Data & Services	
Enterprise	**387.1%**
Real Matters Inc.	35.9%
Blend Labs, Inc.	29.3%
SmartRent, Inc.	24.8%
Agilysys, Inc.	22.5%
AppFolio, Inc.	19.8%
Open Lending Corporation	16.7%
Zillow Group, Inc.	13.8%
Redfin Corporation	13.2%
Altus Group Limited	11.9%
MeridianLink, Inc.	9.3%
Radian Group Inc.	4.7%
Porch Group, Inc.	3.6%
Voxtur Analytics Corp.	NMF

Projected Growth (FY 2025E to FY 2026E Revenue)	
Digital Insurance Carriers	
Enterprise	**47.6%**
Root, Inc.	28.1%
Hippo Holdings Inc.	26.4%
Lemonade, Inc.	20.5%
Property Software, Data & Services	
Enterprise	**47.6%**
Real Matters Inc.	42.3%
Blend Labs, Inc.	36.3%
Open Lending Corporation	28.2%
Agilysys, Inc.	28.2%
AppFolio, Inc.	17.1%
Zillow Group, Inc.	13.5%
Redfin Corporation	13.3%
SmartRent, Inc.	12.3%
MeridianLink, Inc.	9.9%
Radian Group Inc.	9.7%
Altus Group Limited	NMF
Porch Group, Inc.	NMF
Voxtur Analytics Corp.	NA

Projected Growth (FY 2024E to FY 2025E Gross Profit)	
Digital Insurance Carriers	
Enterprise [2]	**636.5%**
Hippo Holdings Inc.	44.1%
Lemonade, Inc.	34.1%
Root, Inc.	22.2%
Property Software, Data & Services	
Enterprise [2]	**636.5%**
SmartRent, Inc.	41.9%
Blend Labs, Inc.	37.4%
Real Matters Inc.	32.6%
AppFolio, Inc.	20.7%
Altus Group Limited	19.2%
Redfin Corporation	19.2%
Agilysys, Inc.	18.5%
Open Lending Corporation	16.5%
Zillow Group, Inc.	14.7%
MeridianLink, Inc.	10.5%
Porch Group, Inc.	6.6%
Radian Group Inc.	NA
Voxtur Analytics Corp.	NA

Note: No company shown for comparative purposes is identical to the Enterprise segment.
1. Based on public trading prices of common stock.
2. Reflects adjusted gross profit for the Enterprise segment.
E refers to Estimated.
FY refers to Fiscal Year.
LTM refers to Latest 12 Months.
NA refers to not available.
NMF refers to not meaningful figure.
Sources: Bloomberg, Capital IQ, Company management and public filings.

Selected Benchmarking Data (cont.)
(Enterprise)

Projected Growth (FY 2025E to FY 2026E Gross Profit)	
Digital Insurance Carriers	
Enterprise [1]	**54.6%**
Root, Inc.	38.5%
Lemonade, Inc.	15.2%
Hippo Holdings Inc.	NA
Property Software, Data & Services	
Enterprise [1]	**54.6%**
Real Matters Inc.	53.2%
Blend Labs, Inc.	42.2%
Agilysys, Inc.	26.4%
SmartRent, Inc.	19.6%
MeridianLink, Inc.	16.8%
AppFolio, Inc.	15.4%
Zillow Group, Inc.	14.8%
Redfin Corporation	14.0%
Altus Group Limited	NA
Open Lending Corporation	NA
Porch Group, Inc.	NA
Radian Group Inc.	NA
Voxtur Analytics Corp.	NA

Projected Growth (FY 2025E to FY 2026E Adjusted EBITDA)	
Digital Insurance Carriers	
Hippo Holdings Inc.	287.1%
Enterprise	**61.0%**
Lemonade, Inc.	NMF
Root, Inc.	NMF
Property Software, Data & Services	
Blend Labs, Inc.	94.1%
Enterprise	**61.0%**
SmartRent, Inc.	60.7%
Open Lending Corporation	38.9%
Agilysys, Inc.	32.9%
Zillow Group, Inc.	32.2%
Redfin Corporation	22.1%
AppFolio, Inc.	14.6%
MeridianLink, Inc.	7.9%
Altus Group Limited	NMF
Porch Group, Inc.	NMF
Real Matters Inc.	NMF
Radian Group Inc.	NA
Voxtur Analytics Corp.	NA

Profitability (FY 2024E Gross Profit to FY 2024E Revenue)	
Digital Insurance Carriers	
Hippo Holdings Inc.	62.0%
Enterprise [1]	**32.9%**
Lemonade, Inc.	30.2%
Root, Inc.	25.2%
Property Software, Data & Services	
Open Lending Corporation	83.5%
Zillow Group, Inc.	78.3%
Voxtur Analytics Corp.	69.0%
MeridianLink, Inc.	66.6%
AppFolio, Inc.	63.5%
Agilysys, Inc.	60.8%
Blend Labs, Inc.	55.9%
Porch Group, Inc.	51.2%
Altus Group Limited	40.1%
Redfin Corporation	36.1%
Enterprise [1]	**32.9%**
SmartRent, Inc.	31.6%
Real Matters Inc.	27.2%
Radian Group Inc.	NA

Profitability (FY 2025E Gross Profit to FY 2025E Revenue)	
Digital Insurance Carriers	
Hippo Holdings Inc.	70.0%
Enterprise [1]	**49.8%**
Lemonade, Inc.	31.5%
Root, Inc.	24.6%
Property Software, Data & Services	
Open Lending Corporation	83.4%
Zillow Group, Inc.	79.0%
MeridianLink, Inc.	67.3%
AppFolio, Inc.	64.0%
Agilysys, Inc.	61.8%
Blend Labs, Inc.	59.4%
Porch Group, Inc.	52.6%
Enterprise [1]	**49.8%**
Altus Group Limited	42.7%
Redfin Corporation	38.0%
SmartRent, Inc.	35.9%
Real Matters Inc.	28.1%
Radian Group Inc.	NA
Voxtur Analytics Corp.	NA

Profitability (FY 2026E Gross Profit to FY 2026E Revenue)	
Digital Insurance Carriers	
Enterprise [1]	**52.1%**
Lemonade, Inc.	30.1%
Root, Inc.	26.6%
Hippo Holdings Inc.	NA
Property Software, Data & Services	
Zillow Group, Inc.	79.9%
MeridianLink, Inc.	71.5%
AppFolio, Inc.	63.1%
Agilysys, Inc.	62.9%
Blend Labs, Inc.	62.0%
Enterprise [1]	**52.1%**
Redfin Corporation	38.3%
SmartRent, Inc.	38.2%
Real Matters Inc.	28.0%
Altus Group Limited	NA
Open Lending Corporation	NA
Porch Group, Inc.	NA
Radian Group Inc.	NA
Voxtur Analytics Corp.	NA

Profitability (FY 2024E Adjusted EBITDA to FY 2024E Revenue)	
Digital Insurance Carriers	
Enterprise	**5.6%**
Root, Inc.	-7.7%
Hippo Holdings Inc.	-13.6%
Lemonade, Inc.	-31.1%
Property Software, Data & Services	
Open Lending Corporation	47.4%
MeridianLink, Inc.	39.8%
AppFolio, Inc.	26.0%
Zillow Group, Inc.	22.0%
Altus Group Limited	20.3%
Agilysys, Inc.	16.1%
Voxtur Analytics Corp.	6.1%
Enterprise	**5.6%**
Real Matters Inc.	4.1%
SmartRent, Inc.	2.4%
Porch Group, Inc.	1.1%
Redfin Corporation	-1.6%
Blend Labs, Inc.	-13.7%
Radian Group Inc.	NA

Profitability (FY 2025E Adjusted EBITDA to FY 2025E Revenue)	
Digital Insurance Carriers	
Enterprise	**41.5%**
Hippo Holdings Inc.	2.1%
Root, Inc.	-0.3%
Lemonade, Inc.	-18.0%
Property Software, Data & Services	
Open Lending Corporation	50.8%
Enterprise	**41.5%**
MeridianLink, Inc.	40.9%
AppFolio, Inc.	27.6%
Zillow Group, Inc.	26.0%
Altus Group Limited	22.6%
Agilysys, Inc.	17.7%
SmartRent, Inc.	5.9%
Real Matters Inc.	5.3%
Porch Group, Inc.	4.8%
Blend Labs, Inc.	4.2%
Redfin Corporation	3.6%
Radian Group Inc.	NMF
Voxtur Analytics Corp.	NA

Profitability (FY 2026E Adjusted EBITDA to FY 2026E Revenue)	
Digital Insurance Carriers	
Enterprise	**45.2%**
Hippo Holdings Inc.	6.4%
Root, Inc.	-3.4%
Lemonade, Inc.	NMF
Property Software, Data & Services	
Open Lending Corporation	55.1%
Enterprise	**45.2%**
MeridianLink, Inc.	40.1%
Zillow Group, Inc.	30.2%
AppFolio, Inc.	27.0%
Agilysys, Inc.	18.4%
SmartRent, Inc.	8.4%
Blend Labs, Inc.	6.0%
Redfin Corporation	3.9%
Radian Group Inc.	NMF
Real Matters Inc.	NMF
Altus Group Limited	NA
Porch Group, Inc.	NA
Voxtur Analytics Corp.	NA

Note: No company shown for comparative purposes is identical to the Enterprise segment.
1. Reflects adjusted gross profit for the Enterprise segment.
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
E refers to Estimated.
FY refers to Fiscal Year.
NA refers to not available.
NMF refers to not meaningful figure.
Sources: Bloomberg, Capital IQ, Company management and public filings.

04

APPENDICES

Selected Consolidated Financial Information

Houlihan Lokey

Selected Historical and Projected Financials
(Consolidated)

(dollars in millions)

	Fiscal Year Ended December 31,			Fiscal Year Ending December 31,			CAGR
	2021	2022	2023	2024E	2025E	2026E	2023 to 2026E
Net Premiums Written	$475.4	$385.1	$284.9	$325.0	$414.2	$476.8	
Escrow and Other Fees	(65.4)	11.7	2.9	9.9	48.7	80.3	
Investment Income	3.1	3.1	6.3	6.0	5.2	5.9	
Total Revenue	**$413.1**	**$399.8**	**$294.1**	**$341.0**	**$468.0**	**$563.0**	**24.2%**
Growth %	--	*-3.2%*	*-26.4%*	*15.9%*	*37.3%*	*20.3%*	
Premiums Retained by Third Parties	(298.4)	(307.0)	(234.1)	(262.4)	(327.4)	(375.9)	
Retained Premiums and Fees	**$114.6**	**$92.8**	**$60.0**	**$78.6**	**$140.7**	**$187.2**	**46.1%**
Growth %	--	*-19.1%*	*-35.4%*	*31.1%*	*79.0%*	*33.0%*	
Direct Labor	(36.1)	(37.1)	(13.0)	(13.6)	(23.0)	(28.8)	
Direct Non-Labor	(37.4)	(16.4)	(11.1)	(13.8)	(28.2)	(39.6)	
Total Provision For Claims	0.0	(14.8)	(14.7)	(15.7)	(17.5)	(21.5)	
Total Direct Fulfillment Expenses	(73.5)	(68.3)	(38.7)	(43.1)	(68.7)	(90.0)	
Adjusted Gross Profit	**$41.2**	**$24.5**	**$21.2**	**$35.5**	**$72.0**	**$97.2**	**66.0%**
Margin % of Total Revenue	*10.0%*	*6.1%*	*7.2%*	*10.4%*	*15.4%*	*17.3%*	
Margin % Retained Premiums and Fees	*35.9%*	*26.4%*	*35.4%*	*45.1%*	*51.1%*	*51.9%*	
Customer Acquisition Costs	(20.6)	(19.7)	(7.4)	(7.7)	(9.5)	(10.8)	
Indirect Labor	(66.3)	(61.8)	(23.2)	(18.0)	(21.3)	(23.9)	
Indirect Non-Labor	(29.2)	(2.8)	(15.8)	(10.6)	(9.8)	(9.7)	
Other Operating Expenses	(9.1)	(35.9)	(8.6)	(8.7)	(10.8)	(14.1)	
Other Operating Expenses	(125.2)	(120.2)	(55.1)	(45.0)	(51.4)	(58.4)	
Adjusted EBITDA	**($84.0)**	**($95.8)**	**($33.8)**	**($9.5)**	**$20.5**	**$38.7**	**NMF**
Margin % of Total Revenue	*-20.3%*	*-23.9%*	*-11.5%*	*-2.8%*	*4.4%*	*6.9%*	
Margin % Retained Premiums and Fees	*-73.3%*	*-103.2%*	*-56.4%*	*-12.1%*	*14.6%*	*20.7%*	
Growth %	--	*14.0%*	*-64.7%*	*-71.8%*	*-315.6%*	*88.8%*	

Additional Financial Information

	2024E	2025E	2026E
Capital Expenditures	$4.4	$5.0	$5.6
Change in Net Working Capital	$0.0	$0.0	$0.0
Stock-Based Compensation	$20.8	$21.1	$21.0

Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation, adjusted for certain non-recurring items.
CAGR refers to Compound Annual Growth Rate.
E refers to Estimated.
NMF refers to not meaningful figure.
Source: Company management and public filings.

05 DISCLAIMER

Houlihan Lokey

Disclaimer

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Disclaimer (cont.)

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